Exhibit 99.1 NATIONAL SERVICE INTEGRATOR OF WASTE & RECYCLING SOLUTIONS INVESTOR PRESENTATION TMAUGUST 2017 NASDAQ: QRHC TM NASDAQ: QRHC AUGUST 2017 NATIONAL SERVICE INTEGRATOR OF WASTE & RECYCLING SOLUTIONS INVESTOR PRESENTATION ©2017 Quest Resource Holding Corporation.

The statements contained in this Investor Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, and markets, and plan and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “will,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue, “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Investor Presentation include our belief that we turn out clients’ sustainability strategies into financial gains and competitive strength; our belief that we are poised to achieve significant margin improvement; and our growth strategy. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The forward-looking statements contained in this Investor Presentation reflect our views as of date of this Investor Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, performance, or achievements. A number of factors could cause actual results to differ materially from those indicated by the forward-looking statements, including competition in the environmental services industry, the impact of the current economic environment, and other factor detailed from time to time in our reports to the Securities Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Certain information contain in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment and disclaims any duty, to update or revise such information. Reconciliation of U.S. GAAP to Non-GAAP Financial Measures In this investor presentation, and non-GAAP financial measure, “Adjusted EBITDA,” is presented. From time-to-time, Quest considers and uses this supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such information. Quest presents this non-GAAP measure because it considers it an important supplemental measure of Quest’s performance. Quest’s definition of this adjusted financial measures may differ from similarly named measures used by others. Quest believes this measure facilitates operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures ( See attached table “Reconciliation of Net Loss to Adjusted EBITDA.”) *Adjusted EBITDA is a non-GAAP Term. ©2017 Quest Resource Holding Corporation.

Who We Are… “Nationwide single source provider of reuse, recycling and disposal services for a wide variety of waste streams and recyclable materials generated by businesses” Our Value Proposition… “We leverage our scale and technology to enable businesses to improve their operations and environmental footprints”

Today, the United States spends over $218 billion – 1.3% of GDP – growing, processing, transporting, and disposing of food that is never eaten* Sustainability is one of the most significant trends in financial markets as it creates competitive advantage, improves operating performance, and positively affects business valuation• LEED® Certification is becoming prevalent Local and state regulations are increasing recycling requirements mandates, and adding penalties and fines *www.refed.com/downloads/ReFED_Report_2016.pdf

Investment Highlights Positive Market Conditions • Mega trend - global recognition that resources are finite • $3.3 billion addressable market • Efficiencies of scale and scope with a national footprint, broad service offerings, and access to large quantities of recyclable materials • Direct alignment with client’s goals with flexibility to provide the RIGHT services to meet client needs. Competitively Differentiated • Superior service delivery with business analytics that provides visibility into spending and program effectiveness • Business model provides opportunity to rapidly scale and flexibility to make changes according to clients’ demands • Broad offering of essential services and end-market diversification reduces exposure to an economic downturn Positioned to Deliver Consistent & Superior Returns New Strategies To Deliver Improved Financial Performance • Recurring revenue with 1-3 year service contracts • Opportunity to sell additional services to existing customer base that includes some of the largest Fortune 500 companies in North America • Repositioning strategy focused on growing higher value business and sunsetting unfavorable business ©2017 Quest Resource Holding Corporation.

A VAST MARKET • Total market opportunity is $60B • Quest’s primary target, which consists of the top 50-100 companies in each vertical, is $3.3B • Quest captured a 5.6% market share in 2016 TARGET MARKET SIZE 2016 REVENUE Market Size at (in millions) Primary Target OPPORTUNITY SIZE (in millions) $ 659 $ 668 $ 495 $ 1,205 $ 288 $ 43 $60B OPPORTUNITY SIZE Top 50 Retail & Grocery Stores Top Construction Top 100 Dealerships/Fleet Top Manufacturing Top Restaurants Top Property Management $1.6 (<1%) $113 ( 17%) $58 (12%) $5.7 (<1%) $3.8 (1.3%) $1.5 (3.5%) 2 7 4,5 3 6 3 $60BOPPORTUNITY SIZE $3.3B 1 $3.3B $183.81M PRIMARY TARGET 2016 REVENUE MARKET SIZE 5.6% MARKET SHARE 1 Waste Business Journal, 2016 • 2supermarketnews.com • 3infosource • 4automotive-fleet.com • 5ward auto mega dealers • 6foodservicedatabase.com • 7Giants 300 Report ©2017 Quest Resource Holding Corporation.

KEY VALUE PROPOSITION ©2017 Quest Resource Holding Corporation. National service integrator providing a broad scope of waste, recycling, and support services to business DESIGN SOURCE IMPLEMENT TRACK Tailored Solution- Service and recycling technology agnostic to select best services to meet each client’s unique needs Reduced Costs- Use landfill diversion, buying power, route density, operational excellence and commodity expertise to lower costs Saved Time-Implement integraged waste and recycling programs Actionable Insight-Extensive business intelligence tool to manage cost and optimize service effectiveness DESIGN SOURCE IMPLEMENT TRACK Fortune© 1000 companies 3,500 subcontractors 600 recycling facilities 30,000 professionals 7

Quest Vs. Competition Major Competitive Differentiators • Direct alignment with clients’goals • National scale • Broad scope of services NATIONAL MORELESS LOCAL FOOTPRINT CUSTOMER ALIGNMENT Vertically Integrated Waste Management Companies Highly Fragmented Regional and Local Providers Quest Resource Holding Corporation ©2017 Quest Resource Holding Corporation.

DIRECT ALIGNMENT WITH CLIENTS’ SUSTAINABILITY AND FINANCIAL GOALS VERTICALLY INTEGRATED MODEL • Tied to limited disposal methods • Slow to innovate • Burdened by large fixed cost assets • Investing in trucks, facilities or rolling stock • Requires large capital investment to scale • Lack scale and scope TYPICAL MANAGEMENT COMPANY Quest National Service Integration Model • Recycling technology agnostic – allowing Quest to leverage a myriad of disruptive and recycling methods • Fast, innovative and nimble • Investing in people and information technology • Asset light model provides ability to scale on demand with little investment • Experience managing varied and complex waste streams • Capacity for high volume of services across multi-location footprints • Provide superior and consistent standards of service ©2017 Quest Resource Holding Corporation.

PROVIDING CONSISTENT SERVICE ON A NATIONAL SCALE National coverage• Every zip code in the U.S. presence in Canada and Puerto Rico • Leverages over 3,500 subcontractors • 30, 000 trained professional• 24,000 trucks • 600 recycling facilities Solid execution TM • managed over 2.5 million services per year • Managed over 1.4 million tons of materials

BROAD SCOPE OF SERVICES ©2017 Quest Resource Holding Corporation. TOTAL MANAGED 1.4 MILLION TONS Used Motor Oil 40M gallons • Re-refined • Source of energy Used Oil Filters 12,000 tons • Metal and plastic recovery • Source of energy Used Tires 17M tires • Source of energy • Crumb rubber • Rubber mulch • Asphalt extender Trash 329,000 tons Cardboard 72,300 tons • Office paper • Magazines • Books Meat & Seafood 78,400 tons • Animal feed • Biofuel • Lubricants • Cosmetics Organics 415,000 tons • Animal feed • Compost • Source of energy Mixed Metal 38,200 tons • New sheets of metal IN 2016 11

Superior service delivery enabled by technology • Flexible information technology infrastructure allows Quest to provide innovative and efficient recycling solutions • Scalable IT platform as companies continue to outsource their waste, recycling, and support requirements • Client & service provider • Communications • Data & information • Contract administration • Financial Quest Management Professionals Clients • Request services • View program KPIs • View audit results • View invoices & service data • Real time chat • Online training Subcontractors • View/accept services • Upload activity reports & service tickets • Upload invoices • Bids, contracts & documents • Performance scorecard • Online training ©2017 Quest Resource Holding Corporation.

Strategic Repositioning New Management Team With a New Approach DISCIPLINED APPROACH TO CLIENT ACQUISITION EXPAND SERVICE with large base of existing cLIENTS Targeting new vertical markets Driving profitability by improving SOURCING ©2017 Quest Resource Holding Corporation.

DISCIPLINED APPROACH TO CLIENT ACQUISITION DISCIPLINED APPROACH TO CLIENT ACQUISITION Providing the RIGHT Services.. to the RIGHT Clients… in the RIGHT Markets • Greater focus on services that highlight our value add less focus on commoditized services • Continue to target large clients with national footprint • Target markets that have more complex waste streams with an opportunity to demonstrate strategic value of relationship • Sunset business that does not match our strategic direction Expected Results… • Create long-term strategic relationships with clients • Although near term revenue temporarily contracts, gross profit dollars increase • Resume revenue growth after adjustment in existing revenue base ©2017 Quest Resource Holding Corporation.

EXPAND SERVICES with large base of existing CLIENTS AUTOMOTIVE INDUSTRIAL GROCERY/RESTAURANT PROPERTY MANAGEMENT CONSTRUCTION • Trusted by Fortune© 1000 clients with national footprint and complex waste streams • Proven ability to surround clients with valuable services • Focusing on existing client penetration shortens the average sales cycle 6 to 8 services or more 3 to 5 services 2 services ©2017 Quest Resource Holding Corporation.30 percent 10 percent 60 percent

©2017 Quest Resource Holding Corporation. 16 EXPAND INTO CLIENT VERTICALS WITH COMPLEX NEEDS 2 Subcontractors 1 Material Managed 24 Hours Service Response Time Minimal Environmental Reporting Requirement 3,500 Subcontractors 100 Materials Managed 2 Hours Service Response Time Extensive Environmental Reporting Requirement 2007 2017

Driving profitability by improving our sourcing Treat subcontractors as essential partners • Help subcontractors maximize efficiencies • Right sizing- changing the size of the containers and the service frequency to be the most efficient • Load optimization- ensure the optimum volume per service to maximize transportation efficiency • Route density- add more stops within subcontractors’ service routes to maximize asset utilization. Resulting service efficiency is translated into competitive rates • Expected results • Create a sustainable win-win-win for Quest, clients, and subcontractors by sharing benefits among all parties ©2017 Quest Resource Holding Corporation.

Repositioned to Resume Revenue Growth ORGANIC REVENUE GROWTH PHASES 2010-2015 CAGR 14% 2016-2017 Repositioning Phase 2018-2023 Target Annual Growth 12%-14% Growth Drivers: • Penetrate Existing Clients • Enter New Vertical Markets ©2017 Quest Resource Holding Corporation.1 2 3

INITIAL RESULTS OF STRATEGIC PLAN EXECUTION • Repositioning strategies delivered six quarters of Y-O-Y bottom line improvement • Focus on increasing gross profit $ • Expect adjusted EBITDA breakeven during 2017 • 3-5 year adjusted EBITDA margin target of 4%-6% of sales Adjusted EBITDA $ Gross Profit $ $48 $5,000 $48 $(200) $478$105$(234) $(273) $(394) $400 $46 $46 $4,000 $200 $3,000 $0 $44 $44 $2,000 $42 $42 $(400) $1,000 $40 $(600) $40 $0 $(621) $38 $(800) Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q2’17 Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q2’17 Adjusted EBITAS (in thousands) Gross Profit (in thousands) Revenue (in thousands) Revenue (in thousands) ©2017 Quest Resource Holding Corporation.

key facts Trading Symbol NASDAQ:QRHC Recent Price ( June 30, 2017) $2.42 52-Week Trading Range $1.36 to $2.99 Fiscal Year End 31-December Shares outstanding* 15.3 million Fully Diluted Shares* 18.5 million Market Capitalization $37 million Cash* $1.4 million $20 Million Line of Credit* $6.2 million, net Trailing Twelve Months Revenue* $175 million Employees 100+ Corporate Headquarters Dallas Area * As of, and for the period ending June 30, 2017 ©2017 Quest Resource Holding Corporation.

NEW MANAGEMENT TEAM WITH A NEW APPROACH S. Ray Hatch, Chief Executive Officer, President and Director Has served as Chief Executive Officer of Quest Since February 2016. A senior executive with in-depth experience building profitable business and orchestrating transformational growth, Mr. Hatch brings over 25 years of experience in both the waste management and food services industries. He has managed businesses and/or business units with as many as 600+ employees, and more than one billion dollars in revenue. Previously, Mr. Hatch served as President of Merchants Market Group, an international food service distribution company. Mr. Hatch also served in various executive roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management. Laurie L. Latham, Chief Financial Officer, Senior Vice President and Secretary Has served as Chief Financial Officer of Quest since January 2013. Was named 2014 CFO of the year by the Dallas Business Journal. Her operational and financial experience spans public and private entities including more than 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick. Her career experience also included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant. Dave P. Sweitzer, Chief Operating Officer and Executive Vice President Has served as Chief Operating Officer of Quest Since October 2016. More than 20 years of experience in the waste, recycling, property management, and business services industries. Prior to Quest, he served as Chief Sales Officer, Executive Vice President, and Senior Vice President of Sales at SMS Assist. Prior to SMS Assist, Mr. Sweitzer was Director of Business Development at Waste Management, as well as Client Solutions Vice President at Oakleaf Waste Management, prior to its acquisition by Waste Management. ©2017 Quest Resource Holding Corporation.

Investment Highlights Positive Market Conditions • Mega trend - global recognition that resources are finite • $3.3 billion addressable market • Efficiencies of scale and scope with a national footprint, broad service offerings, and access to large quantities of recyclable materials • Direct alignment with client’s goals with flexibility to provide the RIGHT services to meet client needs. Competitively Differentiated • Superior service delivery with business analytics that provides visibility into spending and program effectiveness • Business model provides opportunity to rapidly scale and flexibility to make changes according to clients’ demands • Broad offering of essential services and end-market diversification reduces exposure to an economic downturn Positioned to Deliver Consistent & Superior Returns New Strategies To Deliver Improved Financial Performance • Recurring revenue with 1-3 year service contracts • Opportunity to sell additional services to existing customer base that includes some of the largest Fortune 500 companies in North America • Repositioning strategy focused on growing higher value business and sunsetting unfavorable business ©2017 Quest Resource Holding Corporation.

APPENDIX ©2017 Quest Resource Holding Corporation.

BUSINESS CASE- LARGE FLEET One of the largest commercial fleets in the United States needed to improve the overall sustainability of their service vehicles and turned to Quest to find closed loop solutions within their fleet of 71,000 service vehicles. • Quest completed a series of assessments and measured the current waste management costs • Identified various waste streams that could be removed from landfills • Implemented comprehensive landfill diversion program that included recycling used motor oil, antifreeze, used tires and oil filters. • Created a closed loop recycling solution around refined motor oil • Designed an online portal that enables the garage to streamline the product ordering process of materials needed to service their fleet. • Over $2M in savings per year • Enabled the client to allocate more funding to other sustainability programs and achieve overall sustainability goals. • Recycled more than 885,000 gallons of used motor oil, 937,000 pounds of oil filters, 342,000 scrap tires and more than 100,000 gallons of hazardous waste • Quest received the client’s sustainability supplier award ©2017 Quest Resource Holding Corporation.

BUSINESS CASE- LARGE RETAILER • A large grocery store chain with thousands of stores and distribution centers spread across the U.S. needed to dramatically reduce its ecological footprint to achieve its aggressive sustainability goal. • The retailer did not have the staff nor the experience to expand a handful of promising landfill diversion pilots across its operation and needed to maintain costs down. • Quest completed store assessments and calculated the retailer’s waste baseline. • Quest developed and implemented a host of integrated landfill diversion programs, which were incorporated across all stores. • A customized solution was designed to address the recycling of food waste, cooking oil, meat & seafood, cardboard, plastics as well as manage the remaining trash service. • The client track the impact of its sustainability initiative at every store using Quest’s portal • The client was recognized by the EPA as a winner in three categories of the agency’s Food Recovery Challenge: Leadership, Innovation, and Education and Outreach. • Reduced CO2 emission by more than 277,000 metric tons of CO2 ©2017 Quest Resource Holding Corporation.

BUSINESS CASE- MANUFACTURER • A large manufacturer came to Quest looking to reduce their environmental footprint in a cost-effective manner. • Quest completed a series of plant assessments, measuring the waste baselines and calculating the company’s current waste management expenditures. • Quest identified various waste streams that could be cost-effectively diverted from landfills including plastics, cardboard, and other material. • Quest right sized the service and installed compacting equipment, which in turn maximized the value of material that could be recycled. • Enabled the plant to increase landfill diversion from 20% to 80% ©2017 Quest Resource Holding Corporation.

RECONCILIATION TO US GAAP AND NON GAAP FINANCIAL MEASURES

OPERATING HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
Revenue	$ 41,370	$ 42,540	$ 45,039	$ 46,157	$ 46,844
Cost of revenue	36,922	38,354	41,366	42,562	43,189
Gross profit	4,448	4,186	3,673	3,595	3,655
Selling, general, and administrative	4,582	4,980	3,954	4,923	4,638
Depreciation and amortization	996	1,001	1,004	1,014	1,008
Total operating expenses	5,578	5,981	4,958	5,937	5,646
Operating loss	(1,130)	(1,795)	(1,285)	(2,342)	(1,991)
Interest expense	(121)	(114)	(65)	(62)	(57)
Income tax expense	-	-	-	-	-
Net loss	$ (1,251)	$ (1,909)	$ (1,350)	$ (2,404)	$ (2,048)
Net loss applicable to common stockholders	$ (1,251)	$ (1,909)	$ (1,350)	$ (2,404)	$ (2,048)
Net loss per common share:					
Basic and diluted	$ (0.08)	$ (0.13)	$ (0.09)	$ (0.16)	$ (0.14)
Weighted average number of common shares outstanding:					
Basic and diluted	15,276	15,273	15,268	14,854	14,840

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(Unaudited)
(In thousands)

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
Net loss	$ (1,251)	$ (1,909)	$ (1,350)	$ (2,404)	$ (2,048)
Depreciation and amortization	1,038	1,042	1,043	1,052	1,047
Interest expense	121	114	65	62	57
Stock-based compensation	570	614	(34)	794	550
Other adjustments	-	244	42	223	-
Income tax expense	-	-	-	-	-
Adjusted EBITDA	$ 478	$ 105	$ (234)	$ (273)	$ (394)
Adjusted EBITDA Margin	1.2%	0.2%	-0.5%	-0.6%	-0.8%

©2017 Quest Resource Holding Corporation.
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Quest Resource Holding Corporation 3481 Plano Parkway The Colony, Texas 75056 972.464.0004 www.qrhc.com www.questrmg.com www.earth911.com Ray Hatch Chief Executive Officer Laurie Latham Chief Financial Officer Dave Sweitzer Chief Operating Officer